NATIONWIDE MUTUAL FUNDS

Nationwide Mellon Disciplined Value Fund
Supplement dated December 21, 2020
to the Prospectus dated February 28, 2020 (as revised December 7, 2020)
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on December 18, 2020, the Board approved the addition of a dynamic overlay to the Nationwide Mellon Disciplined Value Fund’s (the “Fund”) equity income strategy. The dynamic overlay will use derivatives, such as futures and options, which expose the Fund to leverage. The combined equity income and dynamic overlay strategies are expected to produce a performance profile with high volatility, but with what Nationwide Fund Advisors believes is the potential to achieve improved performance over the long term. The Fund’s revised principal investment strategies and principal risks (including the addition of leverage risk) are described below in details.
Effective immediately, the Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 36 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to provide investors with total return, consisting of capital appreciation and/or income, by outperforming the Russell 1000
®
Value Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the Fund’s subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity indexes and U.S. Treasury bonds, and options on equity index and U.S. Treasury bond futures contracts. Futures and options on futures are derivatives and expose the Fund to leverage. In addition, the Fund may write (sell) covered call options to enhance returns and/or to limit volatility. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities, primarily common stocks. Equity securities also may include preferred stocks, convertible securities and derivatives the value of which are linked to equity securities. The Fund also may invest up to 20% of its net assets in equity securities of foreign companies, which are companies organized under the laws of countries other than the United States. Although the Fund typically invests in seasoned issuers, it may, depending on the appropriateness to the Fund’s strategy and availability in the marketplace, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.
The subadviser’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000
®
Value Index, although the Fund may emphasize one or more particular sectors at times.
The Fund’s subadviser employs a value style of investing, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The subadviser identifies potential investments through extensive quantitative and fundamental analysis, using a bottom-up
approach that emphasizes three key factors:

•	Value : quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market;

•	Sound business fundamentals : a company’s balance sheet and income data are examined to determine the company’s financial history; and

•
Positive business momentum
: a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

Money market instruments primarily serve as “cover” for the Fund’s derivatives positions, although the subadviser also at times may allocate assets to money market instruments in order to hedge against equity market risk. Money market instruments are high-quality short-term debt securities issued by governments and corporations. The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg Barclays U.S. Long Treasury Index. The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund may use U.S. Treasury bond futures and options to hedge against equity market risks. It is possible, however, that the Fund could lose money on both its equity investments and its bond exposures at the same time.
In determining what the subadviser believes to be the optimal allocation among equities, U.S. Treasury bonds and money market instruments, the subadviser uses estimates of future returns and volatility. When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund’s equity exposure. When equity markets appear to be unfavorable, the subadviser reduces the Fund’s equity exposure through the use of equity index futures and related options. It also may allocate assets to U.S. Treasury bond futures and related options and/or money market instruments. By combining equity securities, futures on stock indexes and U.S. Treasury bonds, call options and money market instruments in varying amounts, the subadviser may adjust the Fund’s overall equity exposure within a range of 80%–150% of the Fund’s net assets. “Equity exposure” for purposes of this range refers to exposure that may be broader than the definition of “equity securities” for purposes of the Fund’s 80% policy, as described above. The subadviser regularly reviews the Fund’s investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.
The Fund is designed for investors seeking total return consisting of capital appreciation and/or income, by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the Russell 1000
®
Value Index.

b.	The information under the heading “Principal Risks” beginning on page 36 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk
– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Leverage risk
– leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Further, the use of leverage may require the Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged instruments have the potential for unlimited loss, regardless of the size of the initial investment.
Derivatives risk
– derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including nonexchange-traded or over-the-counter
derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
Futures
– the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options
– purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund’s ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.
Market risk
– market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as
COVID-19
has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of
COVID-19
are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.
Selection risk
– selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Strategy risk
– the subadviser’s strategy may cause the Fund to experience above-average short-term volatility. Accordingly, the Fund may be appropriate for investors who have a long investment time horizon and who seek total return consisting of capital appreciation and/or income, while accepting the possibility of significant short-term, or even long-term, losses.
Foreign securities risk
– foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Value style risk
– value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Dividend-paying stock risk
– there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Convertible securities risk
—the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Preferred stock risk
– a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Initial public offering risk
– availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Sector risk
– investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Fixed-income securities risk
– investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates. Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk
– when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Cash position risk
– the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Quantitative analysis strategy risk
– the success of the Fund’s investment strategy may depend in part on the effectiveness of the subadviser’s quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security’s value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

c.	The table under the heading “Portfolio Management – Portfolio Managers” on page 38 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
John C. Bailer, CFA	Executive Vice President, Senior Portfolio Manager	Since 2019

Brian C. Ferguson	Executive Vice President, Senior Portfolio Manager	Since 2019

David S. Intoppa	Director, Senior Research Analyst	Since 2019

Vassilis Dagioglu	Managing Director, Head of Asset Allocation Portfolio Management	Since 2020

James H. Stavena	Managing Director, Senior Portfolio Manager	Since 2020

d.	The information under the heading “Principal Investment Strategies” on page 62 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to provide investors with total return, consisting of capital appreciation and/or income, by outperforming the
Russell 1000
®
Value Index
over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the Fund’s subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities
, money market instruments, futures contracts the value of which are derived from the performance of equity indexes and U.S. Treasury bonds, and options on equity index and U.S. Treasury bond futures contracts.
Futures
and
options
on futures are
derivatives
and expose the Fund to leverage. In addition, the Fund may write (sell) covered call options to enhance returns and/or to limit volatility. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities, primarily common stocks. Equity securities also may include preferred stocks
,
convertible securities
and derivatives the value of which are linked to equity securities. The Fund also may invest up to 20% of its net assets in equity securities of foreign companies, which are companies organized under the laws of countries other than the United States. Although the Fund typically invests in seasoned issuers, it may, depending on the appropriateness to the Fund’s strategy and availability in the marketplace, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.
The subadviser’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000
®
Value Index, although the Fund may emphasize one or more particular sectors at times. As of September 30, 2020, the top five sectors of the Russell 1000
®
Value Index (as defined by Russell) were: financials, health care, industrials, information technology and communication.
The Fund’s subadviser employs a
value style
of investing, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The subadviser identifies potential investments through extensive quantitative
and fundamental analysis, using a
bottom-up
approach
that emphasizes three key factors:

•	Value : quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market;

•	Sound business fundamentals : a company’s balance sheet and income data are examined to determine the company’s financial history; and

•
Positive business momentum
: a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

Money market instruments primarily serve as “cover” for the Fund’s derivatives positions, although the subadviser also at times may allocate assets to money market instruments in order to hedge against equity market risk. Money market instruments are high-quality short-term debt securities issued by governments and corporations. The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg Barclays U.S. Long Treasury Index. The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund may use U.S. Treasury bond futures and options to hedge against equity market risks. It is possible, however, that the Fund could lose money on both its equity investments and its bond exposures at the same time.
In determining what the subadviser believes to be the optimal allocation among equities, U.S. Treasury bonds and money market instruments, the subadviser uses estimates of future returns and volatility. When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund’s equity exposure. When equity markets appear to be unfavorable, the subadviser reduces the Fund’s equity exposure through the use of equity index futures and related options. It also may allocate assets to U.S. Treasury bond futures and related options and/or money market instruments. By combining equity securities, futures on stock indexes and U.S. Treasury bonds, call options and money market instruments in varying amounts, the subadviser may adjust the Fund’s overall equity exposure within a range of 80%–150% of the Fund’s net assets. “Equity exposure” for purposes of this range refers to exposure that may be broader than the definition of “equity securities” for purposes of the Fund’s 80% policy, as described above. The subadviser regularly reviews the Fund’s investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.
The Fund is designed for investors seeking total return, consisting of capital appreciation and/or income, by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the Russell 1000
®
Value Index.

e.	The information under the heading “How the Funds Invest – Key Terms” on page 62 of the Prospectus is deleted in its entirety and replaced with the following:

Key Terms:
Bottom-up
approach
– a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Convertible securities
– generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.
Derivative
– a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures and options are derivatives because their values are based on changes in the values of an underlying asset or measure.
Equity securities
– represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures
– a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.
Options
– a call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, an underlying security or futures contract at a specified price during the option period. A put option gives the purchaser of the option the right to sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified price during the option period.
Preferred stock
– a class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidations of assets. Preferred stock does not normally carry voting rights. Some preferred stocks may also be convertible into common stock.
Quantitative analysis
– mathematical and statistical methods used in the investment process to evaluate market conditions and to identify securities of issuers for possible purchase or sale by the Fund.
Russell 1000
®
Value Index
– is composed of approximately 1,000 common stocks of companies with market capitalizations ranging from $1.62 billion to $1.23 trillion as of November 30, 2020.
Value style
– investing in equity securities that may be trading at prices that do not reflect a company’s intrinsic value, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.

f.	The information under the heading “Principal Risks” beginning on page 62 of the Prospectus is deleted in its entirety and replaced with the following:
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to
CASH POSITION RISK, CONVERTIBLE SECURITIES RISK, DERIVATIVES RISK, DIVIDEND-PAYING STOCK RISK, EQUITY SECURITIES RISK, FIXED-INCOME SECURITIES RISK, FOREIGN SECURITIES RISK, INITIAL PUBLIC OFFERING RISK, LEVERAGE RISK, LIQUIDITY RISK, MARKET RISK, PREFERRED STOCK RISK, QUANTITATIVE ANALYSIS STRATEGY RISK, SECTOR RISK, SELECTION RISK, STRATEGY RISK and VALUE STYLE RISK
, each of which is described in the section “Risks of Investing in the Funds” beginning on page 68.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

g.	“Cash position risk” under the heading “How the Funds Invest – Risks of Investing in the Funds” on page 68 of the Prospectus is deleted in its entirety and replaced with the following:
Cash position risk
– a Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could negatively affect a Fund’s investment results in a period of rising market prices due to missed investment opportunities.

h.	“Derivatives risk” under the heading “How the Funds Invest – Risks of Investing in the Funds” beginning on page 68 of the Prospectus is deleted in its entirety and replaced with the following:
Derivatives risk
– a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make a Fund harder to value, especially in declining markets and

•
when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Options
– (Nationwide Mellon Disciplined Value Fund) an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option’s exercise price. If this occurs, the option could be exercised and the Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

Futures contracts
– the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options on futures contracts
–gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of a Fund’s investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.
See also “
Leverage risk”
on page 72.
Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), has claimed exclusion from the definition of the term “commodity pool operator” under the CEA, with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
The U.S. Securities and Exchange Commission has adopted new regulation of funds’ use of derivative instruments. Compliance with the new regulation is not expected until 2022. New regulation of derivatives may make derivatives more costly, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

i.
The first paragraph under “Fixed-income securities risk” under the heading “How the Funds Invest – Risks of Investing in the Funds” on page 70 of the Prospectus is deleted in its entirety and replaced with the following:

Fixed-income securities risk
– investments in fixed-income securities, such as bonds or other investments with debt-like characteristics (e.g., futures contracts the value of which are derived from the performance of bond indexes), subject a Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment.

j.	“Leverage risk” under the heading “How the Funds Invest – Risks of Investing in the Funds” on page 72 of the Prospectus is deleted in its entirety and replaced with the following:
Leverage risk
– leverage may be created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund’s share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund’s investments. Further, the use of leverage may require a Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

k.	“New fund risk” under the heading “How the Funds Invest – Risks of Investing in the Funds” on page 73 of the Prospectus is deleted in its entirety.

l.	The information relating to the “Nationwide Mellon Disciplined Value Fund” on page 79 of the Prospectus is deleted in its entirety and replaced with the following:
John C. Bailer, CFA, Brian C. Ferguson, David S. Intoppa, Vassilis Dagioglu and James H. Stavena are jointly and primarily responsible for the day-to-day
management of the Fund.
Mr. Bailer is an executive vice president and senior portfolio manager at Mellon. He has been employed by Mellon since 1992.
Mr. Ferguson is an executive vice president and senior portfolio manager at Mellon. He has been employed by Mellon since 1997.
Mr. Intoppa is a director and senior research analyst at Mellon. He has been employed by Mellon since 2006.
Mr. Dagioglu is the head of the asset allocation portfolio management team. Mr. Dagioglu joined Mellon in 1999.
Mr. Stavena is a senior portfolio manager. Mr. Stavena joined Mellon in 1998.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

NATIONWIDE MUTUAL FUNDS
Nationwide Mellon Disciplined Value Fund
Supplement dated December 21, 2020
to the Statement of Additional Information dated February 28, 2020 (as revised December 7, 2020)
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).
Effective immediately, the SAI is amended as follows:

1.
The disclosure pertaining to Vassilis Dagioglu and James H. Stavena of Mellon Investments Corporation in the table included in the section “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” of the SAI is deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Fund	Dollar Range of Investments in Each Fund (as of October 30, 2020)
Mellon Investments Corporation

Vassilis Dagioglu	Nationwide Mellon Disciplined Value Fund	None
Nationwide Mellon Dynamic U.S. Core Fund

James H. Stavena	Nationwide Mellon Disciplined Value Fund	None
Nationwide Mellon Dynamic U.S. Core Fund

2.
The disclosure pertaining to Vassilis Dagioglu and James H. Stavena of Mellon Investments Corporation in the table included in the section “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” of the SAI is deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of October 30, 2020)
Mellon Investments Corporation

Vassilis Dagioglu	Mutual Funds: 14 accounts, $4.41 billion total assets (1 account, $30 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 42 accounts, $20.03 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 27 accounts, $4.51 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

James H. Stavena	Mutual Funds: 14 accounts, $4.41 billion total assets (1 account, $30 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 42 accounts, $20.03 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 27 accounts, $4.51 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
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